Home Office: Harrison, NY Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA-2LNY
File No. 811-07368, CIK 0000894418
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-2LNY, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 0000778207).
•	BNY Mellon Variable Investment Fund (CIK: 0000813383).
•	BNY Mellon Stock Index Fund, Inc. Fund (CIK: 0000846800).
•	BNY Mellon Investment Portfolios (CIK: 0001056707).

This filing constitutes the filing of those reports are required by Rule 30b-2 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Transamerica Financial Life Insurance Company